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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                       -----------------------------------


DATE OF REPORT:   OCTOBER 9, 2002
DATE OF EARLIEST EVENT REPORTED:    OCTOBER 9, 2002

                                 COMMSCOPE, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                      1-12929                    36-4135495
(State or other               (Commission File            (I.R.S. Employer
jurisdiction of                   Number)              Identification Number)
incorporation or
organization)

                            1100 COMMSCOPE PLACE, SE
                          HICKORY, NORTH CAROLINA 28602

                    (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (828) 324-2200

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Item 5.   OTHER EVENTS.
          ------------

     Pursuant to a Stock Purchase Agreement, filed with this report as
Exhibit 2.1 hereto, on October 9, 2002 CommScope, Inc. (the "Company") repurchased 2,543,100 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), from Lucent Technologies Inc. ("Lucent") for an aggregate purchase price of $13,224,120 and The Furukawa Electric Co., Ltd. ("Furukawa") purchased 7,656,900 shares of Common Stock from Lucent for an aggregate purchase price of $39,815,880.

     The Company issued the 10,200,000 shares of Common Stock to Lucent on November 16, 2001 in connection with the Company's investment in OFS BrightWave LLC, a venture that the Company and Furukawa formed to acquire certain fiber cable and transmission fiber assets from Lucent.

     In connection with the purchase of Common Stock from Lucent, the Company and Furukawa also entered into Amendment No. 1 to the Amended and Restated Memorandum of Understanding, a Stockholders Agreement and a Registration Rights Agreement, which are filed with this report as Exhibits 2.2, 4.1 and 4.2 respectively.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

               EXHIBIT        DESCRIPTION
               -------        -----------

               2.1 Stock Purchase Agreement dated as of October 9, 2002 by and among Lucent Technologies Inc., CommScope, Inc. and The Furukawa Electric Co., Ltd.

               2.2 Amendment No. 1 dated as of October 9, 2002 to the Amended and Restated Memorandum of Understanding, dated as of November 15, 2001, by and between The Furukawa Electric Co., Ltd. and CommScope, Inc.

               4.1 Stockholders Agreement, dated as of October 9, 2002 by and between CommScope, Inc. and The Furukawa Electric Co., Ltd.

               4.2 Registration Rights Agreement, dated as of October 9, 2002, by and between CommScope, Inc. and The Furukawa Electric Co., Ltd.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: October 9, 2002


                               COMMSCOPE, INC.


                               By: /s/ Frank B. Wyatt, II
                                   ---------------------------------------
                                   Frank B. Wyatt, II
                                   Senior Vice President, General Counsel
                                   and Secretary




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                               EXHIBIT INDEX


               EXHIBIT        DESCRIPTION
               -------        -----------

               2.1 Stock Purchase Agreement dated as of October 9, 2002 by and among Lucent Technologies Inc., CommScope, Inc. and The Furukawa Electric Co., Ltd.

               2.2 Amendment No. 1 dated as of October 9, 2002 to the Amended and Restated Memorandum of Understanding, dated as of November 15, 2001, by and between The Furukawa Electric Co., Ltd. and CommScope, Inc.

               4.1 Stockholders Agreement, dated as of October 9, 2002 by and between CommScope, Inc. and The Furukawa Electric Co., Ltd.

               4.2 Registration Rights Agreement, dated as of October 9, 2002, by and between CommScope, Inc. and The Furukawa Electric Co., Ltd.



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